SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C. 20549


                                      FORM 8-K



                                   CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): July 31, 1997
                                                  _____________________


                         Comm Bancorp, Inc.
_______________________________________________________________________
             (Exact name of registrant as specified in its charter)



        Pennsylvania                  0-17455            23-2242292
_______________________________   ______________    ____________________
(State or other jurisdiction of   (Commission       (I.R.S. employer
 incorporation)                    file number)      Identification No.)




521 Main Street, Forest City, Pennsylvania              18421
__________________________________________          ____________________
(Address of Principal Executive Offices)             (Zip Code)



Registrant's telephone number, including area code: (717)785-3181
                                                    ____________________



Former name or former address, if changed from last report:
Not Applicable.












                                     Page 1 of 4

Item 1.   Changes in Control of Registrant.

          Not Applicable.

Item 2.   Acquisition or Disposition of Assets.

          Not Applicable.

Item 3.   Bankruptcy or Receivership.

          Not Applicable.

Item 4.   Changes in Registrant's Certifying Accountant.

          Not Applicable.

Item 5.   Other Events.

          Comm Bancorp, Inc. announced its subsidiary, Community Bank and Trust Company, entered into a definitive agreement on July 30, 1997, to acquire the Factoryville and Eynon branch offices of First Union National Bank.

Item 6.   Resignations of Registrant's Directors.

          Not Applicable.

Item 7.   Financial Statements and Exhibits.

          (a)  Financial Statement of Business Acquired.

               Not Applicable.

          (b)  Pro Forma Financial Information.

               Not Applicable.

          (c)  Exhibits.

               99.1 Form of Press Release that the subsidiary of Comm Bancorp, Inc. has entered into a definitive agreement to acquire the Factoryville and Eynon branch offices of First Union National Bank.

Item 8.   Change in fiscal year.

          Not Applicable.








                                     SIGNATURES




     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             COMM BANCORP, INC.
                                             (Registrant)



Date: July 31, 1997                      /s/ Scott A. Seasock
                                         ____________________
                                         Scott A. Seasock
                                         Chief Financial Officer